EXHIBIT 10(iiii)

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                               TIREX AMERICA INC.

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                                 AMENDMENT NO. 2

                             TO EXECUTIVE AGREEMENT

                   OF JANUARY 18, 1995 AS AMENDED MAY 30, 1996

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         Second Amendment, made this 1st day of May 1997, by and between


                               Tirex America Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                                Tirex Canada Inc.
                                3767 Thimens
                                Ville St. Laurent
                                Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)

                                       and


                                Terence C. Byrne
                                489 Grosvner Street
                                Westmount, Quebec
                                H3Y 2S5
                                              (the "Executive").

the parties to a certain executive agreement, dated as of January 18, 1995 and amended as of May 30, 1996 (the "Executive Agreement"). Terms used in this Amendment which are defined in the Executive Agreement and not defined herein shall have the same meaning herein as therein.

         Whereas, the Executive is employed by the Corporation as its President and Treasurer, serving in such positions as its Chief Executive Officer, pursuant to the provisions of the said Executive agreement, the term of which is scheduled to expire on January 17, 1998;

         Whereas, The Executive has since the Commencement Date performed all of his duties and met all of his responsibilities under the terms of the Executive Agreement in a superlative manner and the board of directors of the Corporation has determined that it will be in the best interests of the Corporation, and the Executive has agreed, to extend the term of the Executive Agreement to December 31, 2003;

                  Now therefore, in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties agree to amend the Executive Agreement, as follows:

A.  AMENDMENTS

         Section 4 of the Executive Agreement is hereby amended so as to read as follows:

         4. Term of Employment

                  The term of employment of the Executive by the Corporation shall be extended beyond the Initial Term of three (3) years, which began on the Effective Date and, unless terminated earlier pursuant to
         Section 6, shall continue until December 31, 2003. At any time prior December 31, 2003, the Corporation and the Executive may by mutual written agreement further extend the Executive's employment under the terms of this Agreement for such additional periods as they shall mutually agree.

B.  NO OTHER AMENDMENTS

         Except as expressly provided in this Amendment, all of the terms and conditions of the Executive Agreement remain in full force and effect.

C.  COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one Amendment.

         In Witness Whereof, the parties hereto have caused this Amendment to be executed the day and year first above written.


                                          TIREX AMERICA INC.


                                          By /s/ Louis V. Muro
                                            ------------------------------------
                                             Louis V. Muro, Vice President of
                                               Engineering and Member of the
                                               Executive Committee of the Board
                                               of Directors.


                                          TIREX AMERICA INC.


                                          By /s/ John G. Hartley
                                            ------------------------------------
                                             John G. Hartley,  Member of the
                                               Executive Committee of the Board
                                               of Directors


                                          TIREX CANADA INC.


                                          By /s/ Louis V. Muro
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                                             Louis V. Muro, Vice President



                                          EXECUTIVE


                                           /s/ Terence C. Byrne
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                                          Terence C. Byrne